Exhibit 99.1

NEWS RELEASE

Nation’s fastest-growing passenger charter airline announces changes to its Board and Management Team

MIAMI, FLORIDA, February 5, 2024 – Global Crossing Airlines Group, Inc. (JET: Cboe CA; JET.B: Cboe CA; JETMF: OTCQB) (“GlobalX”) announces the appointment, effective today, of Chris Jamroz as Executive Chairman and Ryan Goepel as President. Mr. Goepel will continue to serve as Chief Financial Officer. The Board of Directors (the “Board”) and Edward J. Wegel, the Company’s Chief Executive Officer, have agreed that Mr.Wegel will resign his duties, rights, and obligations as an officer and Chairman and CEO of the Company, effective immediately. While the Company continues its search for a successor, the leadership team will report to the Executive Chairman of the Board. Ed Wegel will continue to serve on GlobalX’s Board of Directors and as a GlobalX Senior Advisor.

“It has been a great privilege for me to have helped build GlobalX over the last 4 years. As I step down from day-to-day operations, I look forward to working with the Board in the future to continue to provide strategic advice and industry knowledge to help continue the growth and development of the airline,” said Mr. Wegel.

“I want to thank Ed and acknowledge his profound contributions to launching and assuring the prosperity of our airline. I cannot think of any other aviation executive of Ed’s talent, grit, dedication, and perseverance, which were critical to GlobalX’s rapid growth and success”, said Jamroz, “With a strong operating team in place and a solid pipeline of additional aircraft and revenue contracts, GlobalX is well positioned for the future”, he added.

In 2021, Chris Jamroz, while at the helm of Ascent Logistics, led the transformative investment in GlobalX, and has since served as Board Advisor and subsequently, Director of the Board. Over the span of his career with seven successfully completed platform exits and close to $10B in shareholder value created for financial sponsors and ownership groups, Jamroz, founder of LyonIX Holdings, is an expert operating executive in logistics across all modes of supply chain, globally. In his prior roles, Jamroz led USA Jet Airlines, a US-based certificate air cargo carrier operating under both FAR Part 135 and 121 Ops Specs dedicated to ad-hoc charter focused on the automotive, industrial, and manufacturing verticals, and before that, he oversaw the operations of Ameriflight, America’s largest Part 135 Cargo airline, with a fleet of over 230 owned fixed wing aircraft.

Ryan Goepel is GlobalX’s first employee, serving as Executive Vice President and Chief Financial Officer since February 2020, and is also a founding shareholder. In collaboration with Ed Wegel, Ryan spent the past four years creating and building GlobalX, taking the lead role in all finance, fundraising, aircraft acquisition, and sales initiatives. “Over the last 4 years, Ryan has proven to be a talented and capable executive and I want to congratulate him on this well-deserved promotion. I’m looking forward to working closely with Ryan on taking our operation to the next level,” added Chris Jamroz.

In addition, GlobalX announced it will dedicate its focus and resources on its fast-growing ACMI passenger and cargo charter business, further building on the breakthrough success accomplished in 2023. “We’re seeing an unprecedented opportunity to further grow our ACMI business, and we want to ensure GlobalX continuing its focus on profitability in that space,” said Chris Jamroz, GlobalX Executive Charmain. Jamroz elaborated, “In 2023 GlobalX operated 18,071 block hours, a 109% percent increase over 2022. The first month of 2024 has also started strong with greater than 1,737 hours operated, a 134% percent increase over January 2023. Given this rapid growth and clear need for additional aircraft capacity to meet the sales demand, we are re-directing our company resources to be devoted to the passenger charter business and its needs.”

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European, and Latin American markets. GlobalX is also now operating ACMI cargo service flying the A321 freighter. For more information, please visit www.globalxair.com.

For more information, please contact:

Ryan Goepel, President and Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

Cautionary Note Regarding Forward-Looking Information

This news release contains certain “forward-looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, growth of the ACMI business and focus on profitability, the need for additional aircraft capacity to meet the sales demand, Mr. Wegel’s future role with the Company and the Company’s growth plans.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

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